U.S. GLOBAL INVESTORS FUNDS

                SUPPLEMENT DATED JANUARY 21, 1999, TO THE
                    PROSPECTUS DATED NOVEMBER 2, 1998

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CHANGE TO NON-DIVERSIFIED STATUS FOR WORLD GOLD FUND AND GOLD SHARES FUND

Effective immediately, each of the World Gold Fund and the Gold Shares Fund has changed its classification under the Investment Company Act of 1940 from "diversified" to "non-diversified." In addition, each fund has eliminated all restrictions that limit the extent to which the fund may invest in the securities of a single issuer. These changes became necessary due to consolidation in the mining industry, which has reduced the number of liquid, senior mining companies available for investment.

These changes, which were approved by the shareholders, allow the funds more flexibility to concentrate assets in more liquid securities when market conditions warrant. Each fund may, therefore, invest in a smaller number of issuers than previously permitted, which could result in greater volatility in the fund's total return or asset valuation.

The funds still intend to qualify as registered investment companies for Federal income tax purposes, which could limit the extent to which the funds can pursue a non-diversified investment strategy.

The first paragraph of Page 27 of the prospectus is amended in the following respects:

          The investment limitations noted in this paragraph do not apply to the World Gold and Gold Shares funds, which are classified as non-diversified.